DYNAMIC CANADIAN VALUE FUND

(CLASS I TICKER: DWNVX; CLASS II)

A SERIES OF DUNDEEWEALTH FUNDS

SPECIAL NOTICE:              On October 13, 2011, the Board of Trustees of DundeeWealth Funds approved a Plan of Liquidation for the Dynamic Canadian Value Fund (the “Plan”).  Pursuant to the Plan, the Fund will be liquidated and terminated effective November 18, 2011.  Prior to November 18, 2011, Fund shareholders may redeem their investment or exchange into another DundeeWealth Fund.  All shareholders remaining in the Fund on November 18, 2011 will be liquidated and the proceeds sent to the address of record.  In connection with the implementation of the Plan, the Fund will be closed to new investment effective October 14, 2011.

SUMMARY PROSPECTUS

February 1, 2011,

As amended October 14, 2011

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com.  The Fund’s Prospectus, dated February 1, 2011, as amended October 14, 2011, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2011, as amended October 14, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Canadian Value Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

	Dynamic Canadian Value Fund - Class I Shares	Dynamic Canadian Value Fund – Class II Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (charged on any redemption or exchange within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Other Expenses(1)	2.33%	2.58%
Shareholder Servicing Fee	0.00%	0.25%
Total Annual Fund Operating Expenses	3.18%	3.43%
Fee Waivers and Reimbursements(2)	(2.25)%	(2.25)%
Total Annual Fund Operating Expenses After Fee Waiver	0.93%	1.18%

(1)   “Other Expenses” are estimated for the current fiscal year.

(2)   The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.93% for Class I Shares and 1.18% for Class II Shares until March 13, 2012.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Class I Shares	$95	$731
Class II Shares	$120	$806

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies located in Canada.  For the purposes of this policy, the Fund defines companies that are located in Canada as companies that are incorporated or organized in Canada.  The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Using a value investment approach, this Fund invests in companies that represent good value based on current stock price relative to the company’s intrinsic value.  The Fund employs a deep-value, contrarian approach.  Using a rigorous stock selection process, the Fund seeks to identify companies with solid business fundamentals, which are mispriced by the general marketplace.  Companies that Goodman & Company NY, Ltd. (the “Sub-Adviser”) believes are trading at below intrinsic value and offering substantial reward potential against an acceptable level of risk are considered to be ideal candidates for inclusion in the Fund’s portfolio.  The investment strategy employed by the Sub-Adviser seeks to provide appropriate downside protection while positioning investors to gain from significant long-term capital appreciation.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy.  As part of this evaluation, the Sub-Adviser may:

•      analyze financial data and other information sources;

•      assess the quality of management; and

•      conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

The Fund’s securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources.  There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups.  Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value.  These stocks are inexpensive because they are out of investor favor for one or more reasons.  The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time.  Risks that may prevent value stocks from appreciating include:  the Sub-Adviser’s inability to correctly estimate a stock’s intrinsic value, the market’s inability to realize the stock’s intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Performance Information: The bar chart and performance table have been omitted because the Fund does not have a full calendar year of operations.  The Fund compares its performance to the Standard & Poor’s/Toronto Stock Exchange Composite Index (S&P/TSX Composite Index), formerly called the TSE 300.  Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:

Cecilia Mo

Vice President & Portfolio Manager

Goodman & Company NY, Ltd.

Length of Service: Since 2011

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000.  There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Redemption Fee:  The Fund charges a redemption fee of 2.00% for any redemption or exchange within 90 days of purchase of shares of the Fund.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains.  However, the distributions will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.